UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2005



                              DHB INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                   001-13112              11-3129361
  --------------------------------     ------------        ---------------------
  (State or other jurisdiction of      (Commission           (I.R.S. Employer
           incorporation)              File Number)        Identification   No.)

400 Post Avenue, Suite 303, Westbury, New York                          11590
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(Address of principal executive office)                              (Zip Code)

                      (516) 997-1155
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(Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

         DHB Industries, Inc operating principally in the growing field of body armor, announced on August 30, 2005 that, although it remains confident in the safety and performance of its body armor products containing Zylon(R), it discontinued the use of Zylon(R) in its bullet resistant products on August 24, 2005. The Company ceased production of all Zylon(R)-containing bullet resistant products due to the National Institute of Justice's (NIJ) decision to revoke the NIJ's previously issued certifications of all vests containing Zylon(R) in the marketplace. The Company also announced that it will be implementing a Voluntary Replacement Program to assist its customers who presently have non NIJ-compliant Zylon(R) body armor.

         This Voluntary Replacement Program is not a product recall. This action is a result of the de-certification by the NIJ of body armor with Zylon(R), which will result in certain customers having body armor that will not be in compliance with the new NIJ requirements. This program will assist the law enforcement community in replacing its Zylon(R) body armor with, NIJ-compliant body armor.

         The Company will record a charge to third quarter earnings to account for the anticipated cost of the Zylon(R) Replacement Program and discontinued sales of products that contain Zylon(R). The amount of the third quarter charge has not yet been finalized, but is not expected to exceed $60 million.

A copy of the news release announcing the foregoing is attached as Exhibit 99.1 to this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

EXHIBIT 99.1 NEWS RELEASE OF DHB INDUSTRIES, INC. DATED AUGUST 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DHB INDUSTRIES, INC.


                            By: /s/ DAWN M. SCHLEGEL
                               ---------------------
                                    Dawn M. Schlegel
                                    Chief Financial Officer


Dated: August 31,  2005

                                  EXHIBIT INDEX


   99.1      News Release of DHB  Industries,  Inc.  dated
             August 30, 2005.